Exhibit 10.40

LEAK-OUT AGREEMENT

December __, 2018

This agreement (the “Leak-Out Agreement”) is being delivered to you in connection with an understanding by and among Delcath Systems, Inc., a Delaware corporation (the “Company”), and the person or persons named on the signature pages hereto (collectively, the “Holder”).

Reference is hereby made to (a) that certain Warrant Exchange Agreement, dated December __, 2018 (the “Warrant Exchange Agreement”), by and between the Company and the Holder, pursuant to which, among other things, the Holder (in its capacity as a holder of certain Existing Warrants (as defined in the Warrant Exchange Agreement”), acquired certain shares of Common Stock (“Shares”) in exchange for such Existing Warrants (the “Warrant Exchange”). Capitalized terms not defined herein shall have the meaning as set forth in the Warrant Exchange Agreement.

The Holder agrees solely with the Company that from the date of issuance of the Shares to the Holder (the “Effective Date”) and ending at 4:00 pm (New York City time) on ________ __, 20__ (such period, the “Restricted Period”), neither the Holder, nor any Affiliate of such Holder which (x) had or has knowledge of the transactions contemplated by the Warrant Exchange Agreement, (y) has or shares discretion relating to such Holder’s investments or trading or information concerning such Holder’s investments, including in respect of the Securities, or (z) is subject to such Holder’s review or input concerning such Affiliate’s investments or trading (together, the “Holder’s Trading Affiliates”), collectively, shall sell, dispose or otherwise transfer, directly or indirectly, (including, without limitation, any sales, short sales, swaps or any derivative transactions that would be equivalent to any sales or short positions) on any Trading Day during the Restricted Period (any such date, a “Date of Determination”), shares of Common Stock, or shares of Common Stock underlying any Common Stock Equivalents, held by the Holder on the date hereof, including the Shares (collectively, the “Restricted Securities”), in an amount more than the Holder’s Leak-Out Percentage (as defined in that certain Leak-Out Agreement, dated ________ __, 20__, by and between the Company and the Holder (such percentage, the “February Leak-Out Percentage”), which for the Holder is ___% of the trading volume of Common Stock as reported by Bloomberg, LP for the applicable Date of Determination (“Leak-Out Percentage”).

Notwithstanding anything herein to the contrary, until the end of the Restricted Period the Holder may, directly or indirectly, sell or transfer all, or any part, of any Restricted Securities to any Person (an “Assignee”) in a transaction which does not need to be reported on the consolidated tape on the Trading Market, without complying with (or otherwise limited by) the restrictions set forth in this Leak-Out Agreement; provided, that as a condition to any such sale or transfer an authorized signatory of the Company and such Assignee duly execute and deliver a leak-out agreement in the form of this Leak-Out Agreement (an “Assignee Agreement”, and each such transfer a “Permitted Transfer”) and, subsequent to a Permitted Transfer, sales of the Holder and the Holder’s Trading Affiliates and all Assignees (other than any such sales that constitute Permitted Transfers) shall be aggregated for all purposes of this Leak-Out Agreement and all Assignee Agreements.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Leak-Out Agreement must be in writing and shall be given in accordance with the terms of the SPA.

This Leak-Out Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, letters and understandings relating to the subject matter hereof and are fully binding on the parties hereto.

This Leak-Out Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Leak-Out Agreement may be executed and accepted by facsimile or PDF signature and any such signature shall be of the same force and effect as an original signature.

The terms of this Leak-Out Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

This Leak-Out Agreement may not be amended or modified except in writing signed by each of the parties hereto.

All questions concerning the construction, validity, enforcement and interpretation of this Leak-Out Agreement shall be governed by the terms of the Exchange Agreement.

Each party hereto acknowledges that, in view of the uniqueness of the transactions contemplated by this Leak-Out Agreement, the other party or parties hereto may not have an adequate remedy at law for money damages in the event that this Leak-Out Agreement has not been performed in accordance with its terms, and therefore agrees that such other party or parties shall be entitled to seek specific enforcement of the terms hereof in addition to any other remedy it may seek, at law or in equity.

The obligations of the Holder under this Leak-Out Agreement are several and not joint with the obligations of any other holder of securities issued upon exercise (other than pursuant to the terms of such securities in effect as of the date hereof and assuming, for such purpose, no amendment or waiver thereof except such amendments and waiver in effect prior to the date hereof) or exchange, as applicable, of any outstanding warrants to purchase Common Stock of the Company (each, an “Other Holder”), and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder under any other agreement (including, without limitation, any other leak-out agreement (each, an “Other Leak-Out Agreement”). Nothing contained herein or in this Leak-Out Agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and the Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Leak-Out Agreement and the Company acknowledges that the Holder and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Leak-Out Agreement or any other agreement. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Leak-Out Agreement, and it shall not be necessary for any Other Holder or any Prospectus Purchaser Other Holder to be joined as an additional party in any proceeding for such purpose.

The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that it will enforce the provisions of each Other Leak-Out Agreement, if any, in accordance with its terms.  If any party to any Other Leak-Out Agreement breaches any provision of such Other Leak-Out Agreement, the Company shall promptly use its best efforts to seek specific performance of the terms of such Other Leak-Out Agreement.

The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Other Holder with respect to (x) any exchange of any of the ________ and ________ Warrants (as defined in the Warrant Exchange Agreement) into any other securities of the Company or (y) any restrictions on (or failure to restrict) the sale of any such securities (including, without limitation, any Other Leak-Out Agreement or the failure by the Company to obtain any Other Leak-Out Agreement with respect thereto) (each a “Settlement Document”), is or will be more favorable to such Other Holder or any Prospectus Purchaser Other Holder than those of the Holder and this Leak-Out Agreement (for the avoidance of doubt, a Leak Out Percentage (as defined in each Other Leak-Out Agreement) of an Other Holder that is the same as the February Leak-Out Percentage (as defined in each Other Leak-Out Agreement) of such Other Holder shall not be a more favorable term of such Other Leak-Out Agreement). If, and whenever on or after the date hereof, the Company enters into a Settlement Document with terms that are materially different from this Leak-Out Agreement, then (i) the Company shall provide notice thereof to the Holder promptly following the occurrence thereof and (ii) the terms and conditions of this Leak-Out Agreement shall be, without any further action by the Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Settlement Document, provided that upon written notice to the Company at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Leak-Out Agreement shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder. The provisions of this paragraph shall apply similarly and equally to each Settlement Document.

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Exhibit 10.40

The parties hereto have executed this Leak-Out Agreement as of the date first set forth above.

Sincerely,

DELCATH SYSTEMS, INC.

By:
Name:
Title:

Agreed to and Acknowledged:

By:
Name:
Title:

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